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                                                                  EXECUTION COPY


                                FOURTH AMENDMENT

                                       to

                                 LOAN AGREEMENT

     This FOURTH AMENDMENT (this "Amendment"), dated as of 2nd of July 2001 by and among (a) GfE Gesellschaft fur Elektrometallurgie mit beschrankter Haftung, a German corporation having its principal place of business at Hofener Strasse 45, 90431 Nurnberg ("GfE Holding Company"), GfE Umwelttechnik GmbH, a German corporation having its principal place of business at Hofener Strasse 45, 90431 Nurnberg ("GfE UT"), GfE Giesserei- und Stahlwerksbedarf GmbH, a German corporation having its principal place of business at KreuzStrasse 34, 40210 Dusseldorf ("GfE G&S"), GfE Metalle und Materialien GmbH, a German corporation having its principal place of business at Hofener Strasse 45, 90431 Nurnberg ("GfE M&M"), KERAMED Medizintechnik GmbH, a German corporation having its principal place of business at An den Trillers Buschen 2, 07646 Morsdorf/Thuringen ("KERAMED", and collectively with GfE Holding Company, GfE UT, GfE G&S and GfE M&M, the "Borrowers"), and (b) Fleet National Bank (formerly known as BankBoston, N.A.), acting through its London Branch (the "Bank") is an amendment to the Loan Agreement originally dated as of 20 October 1997, as amended and restated as of 22 July 1998, as further amended pursuant to a First Amendment dated as of 15 August 1998, as further amended pursuant to a Second Amendment dated as of 15 November 1998, as further amended pursuant to a Third Amendment dated as of 29 October 1999, by and among the Borrowers and the Bank (as so amended, the "Loan Agreement").

     WHEREAS, the Borrowers have requested, and the Bank has agreed, subject to the terms and conditions set forth herein, to make certain amendments to the Loan Agreement as specifically set forth in this Amendment;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     'SS'1. Defined Terms. Capitalized terms used herein without definition and defined in the Loan Agreement shall have the same meanings herein as in the Loan Agreement.

     'SS'2. Amendments to Loan Agreement. The parties hereby agree to amend the Loan Agreement, to be effective on the Effective Date (as defined in 'SS'6 hereof), as follows:

     (a) Section 1.1 of the Loan Agreement is hereby amended by inserting the following new definitions in the appropriate place in the alphabetical order thereof:

            StoCo Inc. StoCo Inc., a Quebec corporation, a joint venture among GfE, Hydro-Quebec Capitech Inc., a Quebec corporation, and Shell Hydrogen Projects B.V., a Netherlands company, and of which GfE shall own initially 28.57% of the total share capital. The term StoCo Inc. shall include any company incorporated pursuant to Section 3.10 of the StoCo Shareholders Agreement or such other legal entity the form of which has been consented to in writing by the Bank (such consent not to be unreasonably withheld or delayed).




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                                      -2-


              StoCo Shareholders Agreement. The Unanimous Shareholders Agreement to be entered into among StoCo Inc., Hydro-Quebec Capitech Inc and Shell Hydrogen Products B.V. in the form attached hereto as Annex A.

     (b) Section 6.3 of the Loan Agreement is hereby amended by adding the following proviso immediately following the second sentence thereof:

         ; provided that GfE Holding Company shall not be required to grant a security interest to the Bank in its equity interest in StoCo Inc.

     (c) Section 9.2(c) of the Loan Agreement is hereby amended by deleting the word "and" immediately preceding subsection (viii) thereof, and inserting immediately following such subsection the following new subsection (ix):

          (ix) by GfE in StoCo Inc. in the form of (x) cash not to exceed the Deutschemark Equivalent of $1,000,000 in shares of StoCo Inc. and $1,714.28 in warrants with respect to shares of StoCo Inc., (y) certain assets to be contributed by GfE M&M through GfE Holding Company to StoCo Inc. as described on Schedule 9.2(c), and (z) intellectual property rights to be licensed by GfE M&M through GfE Holding Company to StoCo Inc. (or, in the event of the dissolution of StoCo Inc., to Hydro-Quebec Capitech Inc. and Shell Hydrogen Projects B.V. in accordance with Section 23.2.3 of the StoCo Shareholders Agreement) as described on Schedule 9.2(c), pursuant to a license agreement which shall be in form and substance satisfactory to the Bank;

     (d) The Loan Agreement is hereby amended by deleting Schedule 7(l) in its entirety and replacing it with Schedule 7(l), attached to this Amendment.

     (e) The Loan Agreement is hereby amended by deleting Schedule 7(o) in its entirety and replacing it with Schedule 7(o), attached to this Amendment.

     (f) The Loan Agreement is hereby amended by adding a new Schedule 9.2(c) in the form of Schedule 9.2(c) attached to this Amendment.

     'SS'3. Waivers, Ratifications, Etc.

     (a) The affirmative covenants set forth in Section 9.1(c) with respect to maintenance of corporate existence are hereby waived for the limited purpose of permitting the merger of GfE UT and GfE M&M, provided that (i) such merger shall result in GfE M&M remaining as the surviving entity, and (ii) such merger shall occur on or before December 31, 2001. Prior to the merger, the Borrowers shall have executed any additional documents or taken any required steps to maintain the perfection of the Bank in the surviving entity. After the merger, the Borrowers shall immediately provide to the Bank satisfactory evidence of the completion of the merger.

     (b) Except as expressly set forth in this Amendment, nothing contained in this Amendment shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrowers or any rights of the Bank consequent thereon.




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                                      -3-


     (c) Except as expressly amended hereby, the Loan Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Loan Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect.

     (d) GfE Holding Company, as Guarantor under and as defined in the Holding Guarantee, hereby (i) consents for all purposes to the amendment of the Loan Agreement as provided herein, (ii) confirms that all obligations of the Guarantor under the Holding Guarantee includes all of the indebtedness, obligations and liabilities under the Loan Agreement, as the same may be further amended, varied, substituted, supplemented, restated or novated and in effect from time to time, and (iii) acknowledges that all references to the "Loan Agreement" in the Holding Guarantee shall refer to the Loan Agreement as amended by this Amendment.

     'SS'4. Representations and Warranties. Each of the Borrowers hereby represents and warrants (as a Zusicherung im Wege eines Garantieversprechens) to the Bank as follows:

     (a) The execution and delivery by such Borrower of this Amendment, and the performance by such Borrower of its obligations and agreements under the Loan Agreement as amended and confirmed hereby, are within the corporate authority of such Borrower, have been authorized by all necessary corporate proceedings on behalf of each of them, and do not contravene any provision of law or the charter, other incorporation papers, by-laws or any stock provision or any amendment thereof to which any of them are a party or of any indenture, agreement, instrument or undertaking binding upon any or all of them.

     (b) This Amendment and the Loan Agreement as amended hereby constitute legal, valid and binding obligations of the relevant parties thereto, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditors' rights.

     (c) No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by any of them of this Amendment, or the performance by the Borrowers of the Loan Agreement as amended hereby.

     (d) The representations and warranties contained in ss.7 of the Loan Agreement were correct at and as of the date made and are correct as of the date hereof except to the extent of changes resulting from transactions contemplated or permitted by this Amendment or the Loan Agreement and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse and except to the extent that such representations and warranties relate expressly to an earlier date; provided that all references therein to the Loan Agreement shall refer to such Loan Agreement as amended hereby.

     (e) As of the date hereof, after giving effect to the provisions hereof, there exists no Event of Default.

     (f) As of December 31, 2000, the net book value of GfE considered singly and not on a consolidated basis with it subsidiaries, was DM3,500,000.

     'SS'5. Conditions to Effectiveness. The effectiveness of this Amendment shall be subject to the following conditions precedent:




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                                      -4-


     (a) Delivery. The Borrowers and the Bank shall have executed and delivered this Amendment.

     (b) Release and Consent. The Bank and the applicable Borrower shall have entered into (i) an agreement releasing the Bank's security interest in the assets listed on Exhibit A to this Amendment and (ii) an agreement providing for consent by the Bank to the license agreement to be entered into by and between StoCo Inc. and GfE Holding Company, and the license of such technology from Gfe M&M to GfE Holding Company, each of which shall be reasonably satisfactory in substance and form to the Bank.

     'SS'6. Effective Date. The provisions of this Amendment shall become effective as of the date (the "Effective Date") which is the later of the date hereof and the date when the last of the conditions set out in 'SS'5 has been satisfied.

     'SS'7. Miscellaneous Provisions.

     (a) Covenant to Provide Joint Venture Documentation. The Borrowers shall promptly when available provide the Bank copies of all documentation to be entered into by any of the Borrowers reflecting the StoCo Inc. joint venture (including any amendments thereto). Promptly upon execution thereof, the Borrowers shall provide the Bank copies of such executed documents, and shall provide to the Bank all other information relating to the joint venture as the Bank may reasonably request from time to time.

     (b) Miscellaneous. Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Loan Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Loan Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Loan Agreement shall be read and construed as one instrument, and that all references in the Loan Agreement or any of the other Loan Documents to the Loan Agreement shall refer to the Loan Agreement as amended by this Amendment.

     (c) Governing Law. This Amendment is a contract under the laws of the Federal Republic of Germany and shall be construed in accordance therewith and governed thereby.

     (d) Counterparts. This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

     (e) Further Assurances. The Borrowers covenant and agree that they shall provide all such information and counterpart originals or certified or other copies of such documents and perform any other actions related to the transactions contemplated by this Amendment as the Bank may reasonably request, both before and after the Effective Date.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]




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AS WITNESS the hands of the authorized signatories of the parties hereto the day and year first above written.


SIGNED by for and on behalf of                         )
GfE Gesellschaft fur Elektrometallurgie                )
mit beschrankter Haftung in the presence of:-          )


Witness Signature:

Name:

Address:

Occupation:

SIGNED by for and on behalf of                         )
GfE Umwelttechnik GmbH                                 )
in the presence of:-                                   )


Witness Signature:

Name:

Address:

Occupation:

SIGNED by for and on behalf of                         )
GfE Giesserei- und Stahlwerksbedarf GmbH               )
in the presence of:-                                   )


Witness Signature:

Name:

Address:

Occupation:





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                                      -6-


SIGNED by for and on behalf of                         )
GfE Metalle und Materialien GmbH                       )
in the presence of:-                                   )


Witness Signature:

Name:

Address:

Occupation:


SIGNED by for and on behalf of                         )
KERAMED Medizintechnik GmbH                            )
in the presence of:-                                   )


Witness Signature:

Name:

Address:

Occupation:


SIGNED by for and on behalf of                         )
Fleet National Bank, London Branch                     )
in the presence of:-                                   )


Witness Signature:

Name:

Address:

Occupation: